Exhibit 10.4

EXECUTION COPY

CONSENT OF BENEFICIAL OWNERS OF NOTES TO WAIVER AND FORBEARANCE

July 31, 2017

Re: 7.875% Senior Notes due 2021

Reference is made to (i) the indenture, dated as of December 17, 2013, by and among Walter Investment Management Corp., a Maryland corporation (the “Company”), the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as successor trustee (the “Trustee”), as supplemented and amended (the “Indenture”) providing for the issuance by the Company of $575 million aggregate principal amount of 7.875% Senior Notes Due 2021, of which $538.7 million are issued and outstanding (the “Notes”) and (ii) the notice of default, dated as of June 5, 2017, by the Company, giving notice that (a) certain of the Company’s filings with the SEC, which consist of the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Quarterly Reports on Form 10-Q for the fiscal periods ended June 30, 2016, September 30, 2016 and March 31, 2017 (the “Original Filings”) should no longer be relied upon, (b) the Company anticipates filing required amendments to the Original Filings with the SEC and (c) as of the date thereof a Default has occurred with respect to the Original Filings for the fiscal periods ended June 30, 2016, September 30, 2016 and December 31, 2016. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

By their signatures below, each of the holders party hereto (collectively, the “Specified Holders”) in consideration of, and in reliance on, the agreements of the Company contained herein, hereby (a) certifies that it is, as of the date hereof, the beneficial owner of the aggregate principal amount of Notes set forth opposite such entity’s name on the signature pages hereto, (b) certifies that it has full power and authority to execute and deliver this Consent, (c) consents to and agrees, along with the other Specified Holders on behalf of the Holders of all of the Notes, that pursuant to section 6.04 of the Indenture, any existing Defaults with respect to the Original Filings are waived and shall be deemed to cease to exist, and any Event of Default arising therefrom shall be waived and shall be deemed to have been cured for every purpose of the Indenture (the “Waiver”), (d) agrees it will not enforce or otherwise take any action or direct enforcement of, any rights or remedies available to the Holders or the Trustee under the Indenture with respect to the Original Filings and directs the Trustee not to exercise any trust or power conferred on the Trustee in respect of the Original Filings, (e) agrees that it will promptly duly prepare, complete and execute a consent letter in the form attached hereto as Exhibit A (the “Consent Letters”) requesting that Cede & Co., the nominee of The Depository Trust Company (“DTC”) and registered Holder of the Notes, consent to the Waiver in respect of the aggregate principal amount of Notes set forth opposite such Specified Holders’ name on the signature pages hereto and that each of such Consent Letters will be promptly delivered to the DTC Participant identified therein for execution and delivery to DTC (and evidence of such delivery shall be concurrently delivered to the Company), and (f) agrees to cause each of the Consent Letters to be promptly executed by the DTC Participant specified in the Consent Letter, and thereafter promptly delivered for execution, and executed, by Cede & Co., and to execute and deliver such Consent Letter and such further instruments to the Company and the Trustee, and to do such further acts, as may be reasonably necessary or proper, upon request by the Company or the Trustee, or both, to make the Consent Letters effective, to evidence such consent by the beneficial owners and by the registered Holder of the Notes (including by providing to the Company certified originals or copies of each of the fully executed Consent Letters) and to carry out more effectively the intent of this Consent and the Waiver.

The consent, waiver, forbearance and other undertakings and agreements of the Specified Holders contained are given on the express agreement that:

1.	Notwithstanding anything to the contrary in the Indenture, the Company shall not, and shall not permit any of its Subsidiaries to directly or indirectly, prepay or otherwise repurchase, redeem or otherwise satisfy or defease, or make any payment on or with respect to, whether in cash, property, securities or any combination thereof, or otherwise transfer for value or acquire for consideration (including as a result of any purchase or assignment or through any conversion or exchange), any Indebtedness constituting the Company’s Existing Convertible Notes, other than (i) regularly scheduled payments of interest thereon, (ii) payments of principal at maturity, and (iii) payments upon conversion or exchange made solely in Common Stock and cash in lieu of fractional amounts in accordance with the indenture for the Existing Convertible Notes.

2.	During the 30 day period following the date hereof (the “Specified Period”), neither the Company nor any of its Subsidiaries shall provide the lenders or the Agent under the Company’s Existing Credit Facility with any additional consideration not otherwise provided for in the Existing Credit Facility as in effect on the date hereof beyond the principal repayments and covenant amendments provided for in the Restructuring Support Agreement entered on or about the date hereof with lenders holding, as of July 31, 2017 more than 50% of the loans outstanding (the “Consenting Term Lenders”) under the Existing Credit Facility.

3.	During the Specified Period, the Company shall not restrict the ability of the Specified Holders or the lenders under the Company’s Existing Credit Facility to engage in discussions regarding a comprehensive restructuring of the Company’s indebtedness when each party is under a customary non-disclosure agreement with the company.

This Consent, and every proxy or agency authority granted herein, is coupled with an interest and is irrevocable, is a continuing consent and shall bind every Holder, now or hereafter, of the Notes.

[Signature page follows]

2

IN WITNESS WHEREOF, each of the undersigned has executed this consent to the Waiver and Forbearance as of the date first written above.

[•], as Noteholder

By:
Name: Title:

[Signature Page to Holder Consent]

Accepted and Agreed as of the date first set forth above: WALTER INVESTMENT MANAGEMENT CORP.

By:	/s/ Cheryl Collins
Name: Title:	Cheryl Collins Senior Vice President & Treasurer

Exhibit A

The Consent Letters

Instructions:

Please complete the form below as needed to indicate the action desired for owned issues.

All submissions must be on the participant’s letterhead and must have that participant’s medallion stamp.

You must submit completed forms via the WINS application. A user guide to the process can be found here: http://www.dtcc.com/~/media/Files/Downloads/Settlement-Asset-Services/Issuer%20Services/WINS-User-Guide-Demand-and-Dissents.pdf

For questions or additional forms, send requests via electronic mail to:

demandanddissent@dtcc.com

I. CONSENT OF NOTEHOLDER

TO WAIVER

Date: [•], 2017

The Depository Trust Company

Proxy Department

55 Water Street-25th Floor

New York, NY 10041

Attention: Demand and Dissent

Re:	Walter Investment Management Corp. 7.875% Senior Notes due 2021 – Rule 144A Note CUSIP / ISIN: 93317W AB8 / US93317WAB81; Regulation S Note CUSIP / ISIN: U9312T AA5 / USU9312TAA52; Unrestricted CUSIP / ISIN: 93317W AC6 / US93317WAC64

[Insert DTC Participant Name & Account Number]

Dear Partner:

Please cause your nominee, Cede & Co., to sign one copy of the attached letter (the “Consent Letter”) in order to enable our customer to exercise its right to consent with respect to $[•] principal amount of the above-referenced securities credited to our DTC Participant account on the date hereof.

In addition to acknowledging that this request is subject to the indemnification provided for in DTC Rule 6, the undersigned hereby certifies to DTC and Cede & Co, that the information and facts set forth in the Consent Letter are true and correct, including the following:

1.	The aggregate principal amount of the securities credited to our DTC Participant account that are beneficially owned by our customer, and

2.	There have been no prior requests to DTC or Cede & Co, for execution of a letter similar to the attached Consent Letter with respect to the principal amount of securities referred to therein.

The undersigned understands that letters similar to the attached Consent Letter are being forwarded by other beneficial owners of the above-referenced securities whose holdings, together with the principal amount referred to above, constitute a majority of the principal amount of the above-referenced securities now outstanding.

Please make the Consent Letter available for pick-up by Federal Express (Account [•]) to [•].

Very truly yours, [INSERT NAME OF DTC PARTICIPANT]

By:
Name: Title:

Medallion Stamp

CONSENT OF NOTEHOLDER

TO WAIVER

Date: [•], 2017

Walter Investment Management Corp.

1100 Virginia Drive, Suite 100

Fort Washington, PA 19034

Attn: John J. Haas, General Counsel, Chief Legal Officer and Secretary

Wilmington Savings Fund Society, FSB

WSFS Bank Center

500 Delaware Avenue

Wilmington, Delaware 19801

RE:	Walter Investment Management Corp. 7.875% Senior Notes due 2021—Rule 144A Note CUSIP / 93317W AB8 / US93317WAB81; Regulation S Note CUSIP / ISIN: U9312T AA5 / USU9312TAA52; Unrestricted CUSIP / ISIN: 93317W AC6 / US93317WAC64 (the “Notes”)

Reference is made to the base indenture, dated as of December 17, 2013, by and among Walter Investment Management Corp. (the “Company”), the guarantors party thereto, and Wilmington Savings Fund Society, FSB, as successor trustee (the “Trustee”), as supplemented and amended (the “Indenture”), pursuant to which the Notes were issued.

The undersigned Beneficial Owner (as defined below) hereby represents and warrants that the undersigned is the Beneficial Owner of the Notes of the above-referenced issue in the principal amount stated below. At the request of Participant, on behalf of the undersigned Beneficial Owner of the Notes, Cede & Co., as the registered Holder of the Notes, hereby consents to and agrees that pursuant to section 6.04 of the Indenture, any existing Defaults with respect to certain of the Company’s filings with the SEC, which consist of the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Quarterly Reports on Form 10-Q for the fiscal periods ended June 30, 2016, September 30, 2016 and March 31, 2017, are waived and shall be deemed to cease to exist, and any Event of Default arising therefrom shall be waived and shall be deemed to have been cured for every purpose of the Indenture (the “Waiver”).

This letter should be read in conjunction with similar letters which the undersigned understands are being forwarded by other Beneficial Owners of the Notes whose holdings, together with the principal amount of the Notes specified below, constitute a majority of the principal amount of the Notes now outstanding.    Accordingly, for the purposes of Section 6.04 of the Indenture, the undersigned, together with other Beneficial Owners of the Notes which together aggregate in excess of 50% of the principal amount of the Notes, will have duly consented to the Waiver and such letters may be delivered to the Trustee as the written notice of the Waiver contemplated by section 6.04 of the Indenture.

While Cede & Co., is furnishing this consent letter as the registered Holder of the Notes, it does so at the request of the Participant and only as a nominal party for the true party in interest, [Name of Beneficial Owner] (the “Beneficial Owner”). Cede & Co. has no interest in this matter other than to take those steps which are necessary to ensure that the Beneficial Owner is not denied its rights to consent to the Amendments as the beneficial owner of the Notes, and Cede & Co. assumes no further responsibility in this matter. This Consent, and every proxy or agency authority granted herein, is coupled with an interest and is irrevocable, is a continuing consent for purposes of the Indenture and shall bind every Holder, now or hereafter, of the Notes.

Very truly yours, Cede & Co

BY:

A.	EXECUTION BY BENEFICIAL OWNER

The undersigned Beneficial Owner of the Notes set forth below hereby instructs the Custodian of the Notes held on behalf of the Beneficial Owner to execute this consent letter.

Name of Beneficial Owner:

(Print Name of Authorized Signature):

Signature:

(Print Name of Authorized Signature):

Signature:

Address:

Phone:

Fax:

Total Principal Amount Owned:

B.	EXECUTION BY CUSTODIAN (DTC PARTICIPANT)

The undersigned Custodian (DTC Participant) hereby executes this consent letter pursuant to the instructions set forth above by the Beneficial Owner.

Name of Custodian:

(Print Name of Authorized Signature):

Signature:

Address:

Phone:

Fax:

Total Principal Amount With Respect

to Which This Demand Letter is Given:

C.	EXECUTION BY REGISTERED HOLDER

The undersigned Registered Holder hereby executes this consent letter pursuant to the instructions of the Custodian (DTC Participant).

Name of Registered Holder: Cede & Co.

(Print Name of Authorized Signature):

Signature:

Address: c/o The Depository Trust Company

        55 Water Street

        New York, New York 10041

Phone: (212)

Fax: (212)

Total Principal Amount With Respect

To Which This Demand Letter is given: